Cantor Fitzgerald Government Money Market Fund

April 16, 2026

Supplement to the Statement of Additional Information (“SAI”), dated August 28, 2025, as supplemented.

Dear Investor,

The purpose of this supplement is to update certain information in the SAI for Cantor Fitzgerald Government Money Market Fund (the “fund”), a series of UBS Series Funds (the “Trust”) regarding changes to the officers of the Trust.

Effective immediately, the SAI is hereby revised as follows:

All references to Joanne Kilkeary, who has retired from UBS AM, in the SAI are deleted in their entirety.

The section captioned “Organization of the trust; trustees and officers; principal holders and management ownership of securities” is revised by replacing the first row of the table titled “Officers” in its entirety with the following:

Rose Ann Bubloski^; 1968	Vice President, Treasurer, Chief Financial Officer, and Principal Accounting Officer	Since 2011 (Vice President); since March 2026 (Treasurer, Chief Financial Officer, and Principal Accounting Officer)	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of fund accounting—US (previously named product control and investment support) of UBS Asset Management (Americas) LLC and/or UBS Asset Management (US) Inc. (“UBS AM—Americas region”). Ms. Bubloski is vice president, treasurer, chief financial officer, and principal accounting officer of 9 investment companies (consisting of 46 portfolios) for which UBS AM serves as investment advisor or manager.

The same section of the SAI is further revised by adding the following as the fourth and fifth rows of the table titled “Officers”:

Nicole Lin^; 1980	Vice President and Assistant Treasurer	Since March 2026	Ms. Lin is a senior fund accountant for UBS AM (since 2024). Prior to joining UBS AM, Ms. Lin worked as an officer at State Street. Ms. Lin is a vice president and assistant treasurer of 6 investment companies (consisting of 42 portfolios) for which UBS AM serves as investment advisor or manager.
John Loubnan†; 1993	Vice President and Assistant Treasurer	Since March 2026	Mr. Loubnan is a senior fund accountant for UBS AM (since 2020). Prior to joining UBS AM, Mr. Loubnan worked as a senior fund accountant at The Bank of New York Mellon. Mr. Loubnan is a vice president and assistant treasurer of 6 investment companies (consisting of 42 portfolios) for which UBS AM serves as investment advisor or manager.
^	This person’s business address is 1000 Harbor Boulevard, Weehawken, NJ 07086.
†	This person’s business address is 1285 Avenue of the Americas, New York, NY 10019.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

© UBS 2026. All rights reserved.

UBS Asset Management (Americas) LLC

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